Exhibit 10.22
FIRST AMENDMENT TO LEASE
This First Amendment to Lease (“First Amendment”) is entered into as of the 7th day of June 2021 (“Effective Date”), by and between EASTLAND REGENCY, LC., a Utah limited liability company (“Landlord”), and SERA PROGNOSTICS, INC., a Delaware corporation (“Tenant”).
RECITALS
WHEREAS, Landlord and Tenant entered into that certain Lease dated August 1, 2017 (“Lease”), for certain premises located at 2749 East Parleys Way, commonly known as Suite 200, Salt Lake City, UT 84109 (“Original Leased Premises”), currently consisting of approximately 21,798 square feet of gross rentable area, located in Regency Office Building;
WHEREAS, the Rental Term is set to expire of its own terms on December 31, 2022;
WHEREAS, Landlord and Tenant desire to modify the Lease as follows:
AGREEMENT
NOW, THEREFORE, in consideration and furtherance of the foregoing, the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant hereby agree to the following terms and conditions:
1.    The Original Leased Premises shall be expanded to include approximately 2,260 additional square feet of gross rentable area, commonly known as Space 300 (“Expansion Space”), for an amended total of approximately 24,058 square feet of gross rentable area (“Leased Premises”), as substantially depicted on Exhibit “A-1” attached hereto and by this reference incorporated herein.
2.    The Expansion Space shall be delivered to Tenant upon substantial completion of Landlord’s Work (as defined below), estimated to be on or before July 1, 2021 (“Delivery of Possession”), as certified by a notice of Delivery of Possession.
3.    Landlord shall, at Landlord’s sole cost and expense, make improvements to the Leased Premises in accordance with the final construction documents approved by Landlord, including updating any suite and directory signage (“Landlord’s Work”). It is understood and agreed by Tenant that no minor changes from any plans or from Landlord’s Work shall affect or change the Lease or invalidate the same. It is agreed that by taking possession of the Expansion Space as a tenant, Tenant formally accepts the same and acknowledges that the Expansion Space is in the condition called for hereunder, except for items specifically excepted in writing at the date of occupancy as “incomplete”. All furniture, fixtures and equipment shall be the responsibility of Tenant at Tenant’s sole cost and expense.
4.    From and after the Delivery of Possession, all references to Leased Premises in the Lease and any subsequent amendments or extensions thereof, shall refer to Leased Premises as defined in this First Amendment.
5.    Exhibit “A-1” of the Lease shall be stricken in its entirety and replaced with Exhibit “A1” attached hereto. All references to Exhibit “A-1” in the Lease and any subsequent amendments shall refer to Exhibit “A-1” attached hereto and by this reference incorporated herein.

6.    Base Monthly Rent through the Rental Term shall be amended as follows:
Commencing upon Delivery of Possession and continuing through July 31, 2021, Base Monthly Rent shall be Forty-Eight Thousand Nine Hundred Seventy-Four and 55/100 Dollars ($48,974.55).
7.    Escalations in Base Monthly Rent through the Rental Term shall occur as follows:
Escalation Date                Base Monthly Rent
August 1, 2021 — December 31, 2022    $50,336.93
8.    Tenant shall continue to pay its proportionate share of Operating Expenses for the Leased Premises in accordance with the Lease.
9.    Upon Tenant’s execution of this First Amendment, Tenant shall pay to Landlord an additional Security Deposit in the amount of Four Thousand and 00/100 Dollars ($4,000.00), for a combined total of Seventy-Six Thousand Two Hundred and 00/100 Dollars ($76,200.00) as Security Deposit under the Lease.
10.    Upon Tenant’s execution of this First Amendment, Tenant shall pay to Landlord Four Thousand One Hundred Forty-Three and 33/100 Dollars ($4,143.33) to be applied to the first installment of Tenant’s Base Monthly Rent due hereunder.
11.    From and after the Effective Date of this First Amendment, Section 11.01, TENANT’S LIABILITY INSURANCE AND INDEMNITY, of the Lease shall be amended and restated as follows:
“Tenant shall maintain, at its sole expense, during the Rental Term, and any Rental Term extension or renewal thereof, commercial general liability insurance with respect to the Leased Premises, and the business operated by Tenant and any subtenants of Tenant in the Leased Premises, in which the combined single limit shall be not less than Two Million Dollars ($2,000,000.00) per occurrence and Four Million Dollars ($4,000,000.00) in the aggregate. The policy shall have a form #CG 2010 10 01 endorsement, or its equivalent, which names Tenant as insured, and Landlord and any persons, firms or corporations reasonably designated by Landlord as named “Additional Insured(s)”. Such insurance may be furnished by Tenant under any blanket policy carried by it or under a separate policy therefor. The insurance shall be with an insurance company qualified to do business in the state where the Development is located and shall be a company having a policyholder’s rating of not less than A and a financial rating of not less than Class XII in the most current available “Best’s” Insurance Report, and a copy of the paid-up policy evidencing such insurance or a certificate of insurer certifying to the issuance of such policy, and providing copies of all endorsements, shall be delivered to Landlord any time the policy is renewed and/or modified. If Tenant fails to provide such insurance, Landlord may do so and charge the same to Tenant.”
12.    In lieu of any other provisions in the Lease and this First Amendment, all notices, demands, requests, consents, approval and other communications required or permitted to be given pursuant to the Lease and this First Amendment ( collectively “Notices”) shall be in writing and shall be sent by certified mail with return receipt requested, or by nationally known courier service with verification of receipt or refusal

(including date of delivery or refusal), in each case with postage or delivery fees prepaid and addressed to a party at the addresses set forth below:

If to Tenant at:	Sera Prognostics, Inc. Attn: General Counsel 2749 East Parleys Way, Suite 200 Salt Lake City, UT 84109	Initial here: /s/ BGJ
With a copy to:	legal@seraprognostics.com

If to Landlord at:	Eastland Regency, LC. c/o Woodbury Corporation Attn: Lease Administration Ref: #1603 -Sera Prognostics, Space 200 2733 East Parleys Way, Suite 300 Salt Lake City, UT 84109
With a copy to:	Eastland Regency, LC. c/o Woodbury Corporation Attn: Legal Department Ref: #1603 -Sera Prognostics, Space 200 2733 East Parleys Way, Suite 300 Salt Lake City, UT 84109

Notices are deemed given upon receipt at the Notice address or refusal of delivery. From time to time a party may specify any other address in the United States of America upon twenty (20) days’ advance notice thereof, similarly given, to the other party hereto. Notices sent by facsimile transmission, electronic mail or any other method not specifically mentioned herein shall not satisfy the requirements of this Section 12. No party may have more than three (3) addresses for Notices at any time.
13.    Tenant represents and warrant to Landlord that the person executing this First Amendment on behalf of Tenant has the authority to execute this First Amendment and the signature of such person is sufficient to bind Tenant to the terms and provisions hereof. Tenant hereby covenant(s) and warrant(s) as of the Effective Date that (a) Tenant is a duly constituted entity, qualified to do business in the state where the Leased Premises is located, (b) Tenant has paid all applicable franchise fees and taxes, and (c) Tenant shall file when due all future forms, reports, fees, and other documents necessary to comply with applicable laws.
14.    Each party’s signature, or an electronic image thereof, shall be deemed to be an original signature. Such signatures may be delivered to the other party by facsimile, electronic mail, or other electronic transmission device under which the signature of or on behalf of such delivering party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes; provided, however, the parties agree that in the event original counterparts of this First Amendment are so delivered electronically by either party, such party shall contemporaneously deliver an original counterpart of this First Amendment bearing the original handwritten signature to the other party via United States Mail or reputable overnight courier service.
15.    Except as specifically modified, altered, or changed by this First Amendment; the Lease and any amendments or extensions shall remain unchanged and in full force and effect throughout the Rental Term. Capitalized terms used in this First Amendment that are not defined herein shall have the meanings ascribed to them In the Lease.
[Signature Pages to Follow]

IN WITNESS THEREOF, the parties hereto have executed this First Amendment as of the date and year first above written.

LANDLORD:            EASTLAND REGENCY, LC., a Utah limited liability company

By:    WOODBURY CORPORATION, a Utah corporation,
Its Manager

By:    /s/ O. Randall Woodbury
O. Randall Woodbury, President

Dated: 7-2-2021

By:    /s/ W. Richards Woodbury
W. Richards Woodbury, Chairman
Its:

Dated: 7-2-2021

TENANT:            SERA PROGNOSTICS, INC. a Delaware corporation

By:    /s/ Benjamin G. Jackson
Name:    Benjamin G. Jackson
Title:    General Counsel

Dated:    June 3, 2021

EXHIBIT “A-1” LEASED PREMISES
(page 1 of 2)

LEASED PREMISES
SERA PROGNOSTICS
SUITE 201
*
SERA PROGNOSTICS
SUITE 200
24,058 SF
* INCLUDED THIRD FLOOR SF
8'-0"
10'-9 1/2"
8'-3"
4'-9"
23'-8"
18'-9 1/2"
8'-0"
12'-0"
28'-9"
11'-3"
9'-0"
17'-1"
17'-1"
17'-1"
17'-1"
17'-1"
12'-0"
8'-1"
21'-9 1/2"
22'-6"
21'-10 1/2"
8'-0"

LEASE PLAN - SECOND FLOOR
N.T.S.

LEASE

DATE 5/14/21
DRAWN BY JOHN

EASTLAND REGENCY 2749
LEASE PLAN - SECOND FLOOR
SALT LAKE CITY, UTAH

WOODBURY CORPORATION

LEASED PREMISES
(page 2 of 2)

EXPANSION SPACE
LEASED PREMISES
SERA PROGNOSTICS
SUITE 340
SERA PROGNOSTICS
SUITE 330
SEE SECOND FLOOR
INCLUDED TOTAL SF
SERA PROGNOSTICS
SUITE 330
SERA PROGNOSTICS
SUITE 300
SKI UTAH
SUITE 310
LEASE PLAN - THIRD FLOOR
N.T.S.

LEASE

DATE 5/14/21
DRAWN BY JOHN

EASTLAND REGENCY 2749
LEASE PLAN - THIRD FLOOR
SALT LAKE CITY, UTAH

WOODBURY CORPORATION